UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                           ---------------------------


                                    FORM 8-K/A
                           ---------------------------



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): May 28, 1997

                           ---------------------------


                          Commission File No. 33-10122
                           ---------------------------




                        POLARIS AIRCRAFT INCOME FUND III,
                        A California Limited Partnership


                        State of Organization: California
                   IRS Employer Identification No. 94-3023671
         201 Mission Street, 27th Floor, San Francisco, California 94105
                           Telephone - (415) 284-7400














                       This document consists of 64 pages.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

    a)       Financial Statements.              None

    b)       Pro Forma Information.             None

    c)       Exhibits.

              2.1     Purchase, Assignment and Assumption Agreement - attached *
              2.2     Escrow Agreement **
              2.3     Pledge and Security Agreement **
              2.4     Keep Well Agreement **
              2.5     Promissory Note **
              2.6     Guaranty (Keep Well) **
              2.7     Guaranty (SPV Indebtedness) **

*Exhibit 2.1 which was filed on June 12, 1997 with the original Current Report on Form 8-K dated May 28, 1997 was incomplete in that all of the schedules were inadvertently omitted. The complete document, including all schedules, is now attached.

**Exhibits 2.2 through 2.7 were previously filed on June 12, 1997 with the original Current Report on Form 8-K dated May 28, 1997 and are hereby incorporated by reference.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     POLARIS AIRCRAFT INCOME FUND III
                                     (Registrant)
                                     By:  Polaris Investment
                                          Management Corporation,
                                          General Partner




    August 12, 1997                      By: /S/Marc A. Meiches
-----------------------                      ---------------------------
                                              Marc A. Meiches
                                              Chief Financial Officer
                                              (principal financial officer and
                                              principal accounting officer of
                                              Polaris Investment Management
                                              Corporation, General Partner of
                                              the Registrant)


                                        3